UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-5178

Name of Fund: Merrill Lynch Equity Dividend Fund

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch
        Equity Dividend Fund, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 07/31/04

Date of reporting period: 08/01/03 - 07/31/04

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        Merrill Lynch
                                        Equity Dividend Fund

Annual Report
July 31, 2004

[LOGO] Merrill Lynch Investment Managers

Merrill Lynch Equity Dividend Fund

Sector Representation of Common Stocks as a Percentage of Net Assets* as of July 31, 2004

A pie graph depicting Sector Representation as a Percentage of Equities as of July 31, 2004

Financials                                                                 18.5%
Utilities                                                                   8.2%
Information Technology                                                      1.9%
Telecommunication Services                                                  3.9%
Health Care                                                                 2.3%
Consumer Discretionary                                                      3.9%
Energy                                                                     14.1%
Consumer Staples                                                            8.0%
Industrials                                                                12.9%
Materials                                                                  18.5%

*     Total may not equal 100%.

Portfolio Information as of July 31, 2004

                                                                      Percent of
Ten Largest Common Stock Holdings                                     Net Assets
--------------------------------------------------------------------------------
Exxon Mobil Corporation ..................................               2.6%
General Electric Company .................................               2.6
Citigroup Inc. ...........................................               2.1
The St. Paul Companies, Inc. .............................               2.0
BlueScope Steel Limited ..................................               1.8
ConocoPhillips ...........................................               1.8
Total SA (ADR) ...........................................               1.8
The Procter & Gamble Company .............................               1.8
United Technologies Corporation ..........................               1.7
Bank of America Corporation ..............................               1.7
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries*                                              Net Assets
--------------------------------------------------------------------------------
Oil & Gas ................................................              12.4%
Metals & Mining ..........................................              11.9
Aerospace & Defense ......................................               6.5
Commercial Banks .........................................               6.3
Electric Utilities .......................................               5.3
--------------------------------------------------------------------------------
* For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.


2          MERRILL LYNCH EQUITY DIVIDEND FUND      JULY 31, 2004

A Letter From the President

Dear Shareholder

The year is more than half behind us, and it seems appropriate to take a step back and put 2004 into context. In recent months, the Federal Reserve Board (the
Fed) has taken center stage as it shifts away from its long-accommodative monetary stance. In a much-anticipated move, the Fed raised the Federal Funds rate 25 basis points (.25%) on June 30, representing the first interest rate increase in four years. Shortly after period-end, the Fed announced an additional 25 basis point interest rate hike, bringing the target short-term interest rate to 1.50% -- still low by historical standards. The Fed has been very deliberate in telegraphing its intention to take a "measured" approach to interest rate increases in order to avoid upsetting the economy or the financial markets. Still, the Fed has stated that it may move more aggressively if inflation and economic growth accelerate more than anticipated.

While inflation has moved up on a cyclical basis, this is an indication that the Fed has been successful in avoiding deflation -- just as it set out to do a year ago. The challenge now is to normalize interest rates in order to keep inflation within acceptable limits. The futures curve currently projects further increases in short-term interest rates before year-end.

In addition to the Fed policy change, the financial markets recently have had to grapple with a tense geopolitical environment, higher oil prices and the worry and anticipation that accompanies a presidential election. Notwithstanding these concerns, equities were due for a pause given that the Standard & Poor's 500 (S&P 500) Index rose nearly 50% between its March 2003 low and the highs of early 2004. Under the circumstances, the market decline in recent months has been minor. For the six-month and 12-month periods ended July 31, 2004, the S&P 500 Index returned -1.78% and +13.17%, respectively. Supporting the stock market, despite the aforementioned uncertainties, was continued strong corporate earnings growth. Company reports have continued to surprise investors, in many cases still exceeding consensus earnings forecasts.

As always, our investment professionals are closely monitoring the markets, the economy and the overall environment in an effort to make well-informed decisions for the portfolios they manage. Our goal is to provide shareholders with competitive returns, while always keeping one eye on managing the unavoidable risk inherent in investing.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                Sincerely,


                                                /s/ Terry K. Glenn

                                                Terry K. Glenn
                                                President and Trustee


           MERRILL LYNCH EQUITY DIVIDEND FUND      JULY 31, 2004               3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      The Fund outperformed its benchmark during a period of generally rising equity prices mainly because of good stock selection in materials, an underweight position in healthcare and an overweighting in energy.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended July 31, 2004, Merrill Lynch Equity Dividend Fund's Class A, Class B, Class C, Class I and Class R Shares had total returns of +18.28%, +17.52%, +17.40%, +18.66% and +18.19%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 9 of this report to shareholders.) For the same period, the Fund's benchmark, the Standard & Poor's 500 (S&P 500) Index, returned +13.17%, and its comparable Lipper category of Equity Income Funds had an average return of +14.58%. (Funds in this Lipper category seek relatively high current income and growth of income by investing 60% or more of their assets in dividend-paying equity securities.) The Fund also continued to provide attractive levels of income to shareholders, with a 12-month annualized yield of 1.19% for Class A Shares, .46% for Class B Shares, .51% for Class C Shares, 1.42% for Class I Shares and 1.14% for Class R Shares as of July 31, 2004.

The Fund's considerable outperformance of the S&P 500 Index resulted primarily from stock selection in materials, an underweight position in healthcare and an overweight position in energy. Shares of materials stocks advanced amid rising demand resulting from strong economic growth in the United States and China during most of the period. The underweighting in healthcare had a positive effect on relative returns, as the performance of stocks in this sector generally lagged the broader market. Rising oil prices and the continued tight North American natural gas supply contributed to the strong returns of energy stocks.

The Fund's relative returns also benefited from security selection in the energy and financials sectors. Specific positions that contributed significantly to the Fund's outperformance included BlueScope Steel Ltd. and Consol Energy Inc. in the materials sector and Murphy Oil Corp. in the energy sector. The portfolio's relatively high cash position, which averaged nearly 10% during the 12-month period, had a negative effect on relative returns, as our initial skepticism about last year's stock market rally left the portfolio underinvested. However, as our interactions with company managements confirmed the acceleration of economic activity, we significantly reduced the cash weighting throughout most of the period. The Fund's cash position fell from 15.3% of net assets at the beginning of the period to 7.2% at July 31, 2004.

The Fund's strong performance relative to the Lipper group was attributable mainly to our focus on the basic materials sector, which benefited from strong demand and rising prices resulting from surprisingly robust economic growth in China. China's transition to a market economy, preparations for the 2008 Olympics, and entry into the World Trade Organization has resulted in booming demand for basic materials, including iron ore, coking coal, steel and petroleum products. In an effort to capitalize on this trend, we initiated positions in commodity producers focused on supplying China's needs.

What changes were made to the portfolio during the year?

Within the materials sector, we purchased uranium producer Cameco Corporation at the beginning of the period, given increased demand for uranium and the company's projected profits from the Bruce generating station in Ontario, Canada. In addition, we initiated a position in Noranda Inc., a diversified metals and mining company that offered what we believed was an attractive dividend yield. We also added to several existing holdings in the materials sector.

Late in the period, we increased the Fund's exposure to the telecommunication services sector, where we have observed signs of an improving earnings trend. However, we sold selected holdings in long-distance telephone service companies within the sector, most notably AT&T Corp., based on deteriorating fundamentals.

We increased the Fund's weighting in the financial services sector, an area we believe has become attractively valued following weakness associated with rising interest rates. We also added to our holdings in large-cap energy companies, as strong earnings are expected to persist for these companies through the remainder of the year.

Toward the end of the period, we significantly increased the Fund's position in General Electric Co. after the company reported an uptrend in orders for several of its business segments.


4          MERRILL LYNCH EQUITY DIVIDEND FUND      JULY 31, 2004

How would you characterize the Fund's position at the close of the period?

The Fund remains leveraged to a capital spending recovery via its exposure to the industrials, materials and energy sectors. We believe continued global growth should lead to strong earnings in these sectors, which, in our view, will drive stock returns into next year. We maintain our favorable view on integrated oil companies because we believe high energy prices will persist, given minimal spare global production capacity and the continued tight North American natural gas supply.

The Fund ended the period underweight versus the benchmark in the consumer sectors, as we believe consumer spending will face headwinds from the diminishing effect of federal income tax cuts, the end of liquidity from the mortgage-refinancing boom and continued high energy costs.

Robert M. Shearer
Vice President and Portfolio Manager

August 17, 2004


           MERRILL LYNCH EQUITY DIVIDEND FUND      JULY 31, 2004               5

[LOGO] Merrill Lynch Investment Managers

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

o Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain more current performance information. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                 6-Month           12-Month     10-Year/Since Inception   Standardized
As of July 31, 2004                           Total Return       Total Return         Total Return        30-Day Yield
======================================================================================================================
ML Equity Dividend Fund Class A Shares*           +2.96%            +18.28%              +180.90%             1.09%
----------------------------------------------------------------------------------------------------------------------
ML Equity Dividend Fund Class B Shares*           +2.63             +17.52               +159.58              0.39
----------------------------------------------------------------------------------------------------------------------
ML Equity Dividend Fund Class C Shares*           +2.55             +17.40               +160.14              0.38
----------------------------------------------------------------------------------------------------------------------
ML Equity Dividend Fund Class I Shares*           +3.17             +18.66               +187.49              1.32
----------------------------------------------------------------------------------------------------------------------
ML Equity Dividend Fund Class R Shares*           +2.88             +18.19               + 26.47              0.90
----------------------------------------------------------------------------------------------------------------------
S&P 500(R) Index**                                -1.78             +13.17       +186.30/+180.31/+24.62         --
----------------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's 10-year/since inception periods are 10 years for Class B & Class I Shares, from 10/21/94 for Class A & Class C Shares and from 1/03/03 for Class R Shares.
** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues. Ten-year/since inception total return periods are for 10 years, from 10/21/94 and from 1/03/03, respectively.

      S&P 500 is a registered trademark of the McGraw-Hill Companies.


6          MERRILL LYNCH EQUITY DIVIDEND FUND      JULY 31, 2004

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A Shares and Class C Shares compared to growth of an investment in the S&P 500 Index. Values are from October 21, 1994 to July 2004:

                                     10/21/94**      7/95          7/96         7/97          7/98          7/99
ML Equity Dividend Fund+--
Class A Shares*                      $ 9,475         $10,799       $12,606      $17,647       $19,736       $22,476

ML Equity Dividend Fund+--
Class C Shares*                      $10,000         $11,330       $13,117      $18,212       $20,207       $22,825

                                     7/00            7/01          7/02         7/03          7/04
ML Equity Dividend Fund+--
Class A Shares*                      $21,424         $23,591       $21,285      $22,501       $26,615

ML Equity Dividend Fund+--
Class C Shares*                      $21,594         $23,604       $21,126      $22,159       $26,014

                                     10/21/94**      7/95          7/96         7/97          7/98          7/99
S&P 500 Index++                      $10,000         $12,347       $14,393      $21,897       $26,120       $31,397

                                     7/00            7/01          7/02         7/03          7/04
S&P 500 Index++                      $34,215         $29,312       $22,386      $24,768       $28,031

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ ML Equity Dividend Fund invests primarily in companies with a continuous record of paying dividends.
++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

      Past performance is not predictive of future performance.

Average Annual Total Return

                                                Return Without      Return With
                                                 Sales Charge     Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 7/31/04                              +18.28%           +12.07%
--------------------------------------------------------------------------------
Five Years Ended 7/31/04                            + 3.44            + 2.33
--------------------------------------------------------------------------------
Inception (10/21/94)
  through 7/31/04                                   +11.14            +10.53
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                    Return             Return
                                                 Without CDSC       With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 7/31/04                              +17.40%           +16.40%
--------------------------------------------------------------------------------
Five Years Ended 7/31/04                            + 2.65            + 2.65
--------------------------------------------------------------------------------
Inception (10/21/94)
  through 7/31/04                                   +10.27            +10.27
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.


           MERRILL LYNCH EQUITY DIVIDEND FUND      JULY 31, 2004               7

[LOGO] Merrill Lynch Investment Managers

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class B Shares and Class I Shares compared to growth of an investment in the S&P 500 Index. Values are from July 1994 to July 2004:

                                  7/94          7/95          7/96         7/97          7/98
ML Equity Dividend Fund+--
Class B Shares*                   $10,130       $11,282       $13,075      $18,162       $20,149

ML Equity Dividend Fund+--
Class I Shares*                   $ 9,475       $10,806       $12,640      $17,749       $19,884

                                  7/99          7/00          7/01         7/02          7/03          7/04
ML Equity Dividend Fund+--
Class B Shares*                   $22,760       $21,553       $23,540      $21,079       $22,089       $25,958

ML Equity Dividend Fund+--
Class I Shares*                   $22,698       $21,691       $23,965      $21,661       $22,956       $27,239

                                  7/94          7/95          7/96         7/97          7/98
S&P 500 Index++                   $10,000       $12,611       $14,700      $22,365       $26,678

                                  7/99          7/00          7/01         7/02          7/03          7/04
S&P 500 Index++                   $32,068       $34,946       $29,938      $22,864       $25,298       $28,630

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
+ ML Equity Dividend Fund invests primarily in companies with a continuous record of paying dividends.
++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

      Past performance is not predictive of future performance.

Average Annual Total Return

                                                    Return             Return
                                                 Without CDSC       With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 7/31/04                              +17.52%           +13.52%
--------------------------------------------------------------------------------
Five Years Ended 7/31/04                            + 2.66            + 2.34
--------------------------------------------------------------------------------
Ten Years Ended 7/31/04                             +10.01            +10.01
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

                                                Return Without     Return With
                                                 Sales Charge     Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 7/31/04                              +18.66%           +12.43%
--------------------------------------------------------------------------------
Five Years Ended 7/31/04                            + 3.71            + 2.60
--------------------------------------------------------------------------------
Ten Years Ended 7/31/04                             +11.14            +10.54
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.


8          MERRILL LYNCH EQUITY DIVIDEND FUND      JULY 31, 2004

Performance Data (concluded)

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class R Shares compared to growth of an investment in the S&P 500 Index. Values are from January 3, 2003 to July 2004:

                                  1/03/03**         7/03                7/04
ML Equity Dividend Fund+--
Class R Shares*                   $10,000           $10,701             $12,647

S&P 500 Index++                   $10,000           $11,012             $12,462

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ ML Equity Dividend Fund invests primarily in companies with a continuous record of paying dividends.
++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

      Past performance is not predictive of future results.

Average Annual Total Return

Class R Shares                                                           Return
================================================================================
One Year Ended 7/31/04                                                   +18.19%
--------------------------------------------------------------------------------
Inception (1/03/03) through 7/31/04                                      +16.11
--------------------------------------------------------------------------------


           MERRILL LYNCH EQUITY DIVIDEND FUND      JULY 31, 2004               9

[LOGO] Merrill Lynch Investment Managers

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on February 1, 2004 and held through July 31, 2004) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees, or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                 Expenses Paid
                              Beginning           Ending      During the Period*
                            Account Value     Account Value    February 1, 2004
                          February 1, 2004    July 31, 2004    to July 31, 2004
===============================================================================
Actual
===============================================================================
Class A                        $1,000           $1,029.60            $5.92
-------------------------------------------------------------------------------
Class B                        $1,000           $1,026.30            $9.80
-------------------------------------------------------------------------------
Class C                        $1,000           $1,025.50            $9.80
-------------------------------------------------------------------------------
Class I                        $1,000           $1,031.70            $4.71
-------------------------------------------------------------------------------
Class R                        $1,000           $1,028.80            $6.98
===============================================================================
Hypothetical (5% annual return before expenses)**
===============================================================================
Class A                        $1,000           $1,019.10            $5.89
-------------------------------------------------------------------------------
Class B                        $1,000           $1,015.26            $9.75
-------------------------------------------------------------------------------
Class C                        $1,000           $1,015.26            $9.75
-------------------------------------------------------------------------------
Class I                        $1,000           $1,020.29            $4.68
-------------------------------------------------------------------------------
Class R                        $1,000           $1,018.05            $6.94
-------------------------------------------------------------------------------
* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.17% for Class A, 1.94% for Class B, 1.94% for Class C, .93% for Class I and 1.38% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent fiscal half-year divided by 365.


10         MERRILL LYNCH EQUITY DIVIDEND FUND      JULY 31, 2004

Schedule of Investments

                                                                                                                         Value
Europe                    Industry*                       Shares Held     Common Stocks                            (in U.S. dollars)
====================================================================================================================================
France--1.8%              Oil & Gas--1.8%                      65,100     Total SA (ADR) (a)                         $   6,337,485
                          ----------------------------------------------------------------------------------------------------------
                                                                          Total Common Stocks in France                  6,337,485
====================================================================================================================================
Sweden--1.5%              Household Durables--1.5%            297,600     Electrolux AB 'B'                              5,196,628
                          ----------------------------------------------------------------------------------------------------------
                                                                          Total Common Stocks in Sweden                  5,196,628
====================================================================================================================================
United Kingdom--2.6%      Beverages--1.3%                     362,500     Diageo PLC                                     4,492,366
                          ----------------------------------------------------------------------------------------------------------
                          Oil & Gas--1.3%                      84,100     BP Amoco PLC (ADR) (a)                         4,739,876
                          ----------------------------------------------------------------------------------------------------------
                                                                          Total Common Stocks in the United Kingdom      9,232,242
                          ==========================================================================================================
                                                                          Total Common Stocks in Europe--5.9%           20,766,355
                          ==========================================================================================================

North America
====================================================================================================================================
Canada--6.4%              Commercial Banks--1.3%              111,600     Bank of Montreal                               4,652,099
                          ----------------------------------------------------------------------------------------------------------
                          Diversified Telecommunication
                          Services--0.8%                      130,200     BCE Inc.                                       2,730,294
                          ----------------------------------------------------------------------------------------------------------
                          Metals & Mining--3.4%                74,300     Alcan Inc.                                     2,943,766
                                                               73,600     Barrick Gold Corporation                       1,407,759
                                                               51,300     Cameco Corporation                             3,012,379
                                                              182,400     Noranda                                        3,078,429
                                                              105,200     Placer Dome Inc.                               1,674,968
                                                                                                                     ---------------
                                                                                                                        12,117,301
                          ----------------------------------------------------------------------------------------------------------
                          Oil & Gas--0.9%                      73,600     EnCana Corp.                                   3,261,881
                          ----------------------------------------------------------------------------------------------------------
                                                                          Total Common Stocks in Canada                 22,761,575
====================================================================================================================================
United States--74.0%      Aerospace & Defense--6.5%            45,000     General Dynamics Corporation                   4,446,900
                                                               87,000     Northrop Grumman Corporation                   4,576,200
                                                              179,800     Raytheon Company                               6,032,290
                                                               55,300     Rockwell Collins, Inc.                         1,892,366
                                                               66,500     United Technologies Corporation                6,217,750
                                                                                                                     ---------------
                                                                                                                        23,165,506
                          ----------------------------------------------------------------------------------------------------------
                          Automobiles--0.5%                    36,500     General Motors Corporation                     1,574,610
                          ----------------------------------------------------------------------------------------------------------
                          Beverages--0.8%                      62,600     The Coca-Cola Company                          2,745,636
                          ----------------------------------------------------------------------------------------------------------
                          Capital Markets--0.9%                28,400     The Bank of New York Company, Inc.               815,932
                                                               49,100     Morgan Stanley                                 2,422,103
                                                                                                                     ---------------
                                                                                                                         3,238,035
                          ----------------------------------------------------------------------------------------------------------
                          Commercial Banks--5.0%               72,706     Bank of America Corporation                    6,180,737
                                                               34,800     SunTrust Banks, Inc.                           2,295,060
                                                              122,700     U.S. Bancorp                                   3,472,410
                                                               35,500     Wachovia Corporation                           1,573,005
                                                               71,100     Wells Fargo & Company                          4,081,851
                                                                                                                     ---------------
                                                                                                                        17,603,063
                          ----------------------------------------------------------------------------------------------------------
                          Consumer Finance--0.5%               35,700     American Express Company                       1,793,925
                          ----------------------------------------------------------------------------------------------------------
                          Chemicals--3.0%                      33,400     Air Products and Chemicals, Inc.               1,728,450
                                                               25,200     The Dow Chemical Company                       1,005,228
                                                               59,200     E.I. du Pont de Nemours and Company            2,537,904
                                                               42,800     Praxair, Inc.                                  1,688,460
                                                               87,000     Rohm and Haas Company                          3,410,400
                                                                                                                     ---------------
                                                                                                                        10,370,442
                          ----------------------------------------------------------------------------------------------------------
                          Computers & Peripherals--2.0%       142,000     Hewlett-Packard Company                        2,861,300
                                                               47,000     International Business Machines
                                                                          Corporation                                    4,092,290
                                                                                                                     ---------------
                                                                                                                         6,953,590
                          ----------------------------------------------------------------------------------------------------------
                          Containers & Packaging--1.1%         55,700     Temple-Inland, Inc.                            3,801,525
                          ----------------------------------------------------------------------------------------------------------


           MERRILL LYNCH EQUITY DIVIDEND FUND      JULY 31, 2004              11

[LOGO] Merrill Lynch Investment Managers

North America                                                                                                             Value
(continued)               Industry*                       Shares Held     Common Stocks                            (in U.S. dollars)
====================================================================================================================================
United States             Diversified Financial               165,800     Citigroup Inc.                             $   7,310,122
(continued)               Services--3.2%                      105,000     J.P. Morgan Chase & Co.                        3,919,650
                                                                                                                     ---------------
                                                                                                                        11,229,772
                          ----------------------------------------------------------------------------------------------------------
                          Diversified Telecommunication        96,700     BellSouth Corporation                          2,619,603
                          Services--3.1%                      137,500     SBC Communications Inc.                        3,484,250
                                                               80,000     Sprint Corporation                             1,494,400
                                                               91,000     Verizon Communications                         3,507,140
                                                                                                                     ---------------
                                                                                                                        11,105,393
                          ----------------------------------------------------------------------------------------------------------
                          Electric Utilities--5.3%             53,600     American Electric Power Company, Inc.          1,667,496
                                                               40,900     Cinergy Corp.                                  1,564,425
                                                               25,000     Consolidated Edison, Inc.                      1,024,250
                                                               68,400     Exelon Corporation                             2,387,160
                                                               13,500     FPL Group, Inc.                                  908,955
                                                               35,300     FirstEnergy Corp.                              1,380,230
                                                               59,900     PPL Corporation                                2,776,365
                                                               93,800     The Southern Company                           2,746,464
                                                               72,800     TXU Corporation                                2,887,248
                                                               49,600     Wisconsin Energy Corporation                   1,594,640
                                                                                                                     ---------------
                                                                                                                        18,937,233
                          ----------------------------------------------------------------------------------------------------------
                          Electrical Equipment--0.5%           52,200     Rockwell Automation, Inc.                      1,952,802
                          ----------------------------------------------------------------------------------------------------------
                          Energy Equipment & Service--1.7%     94,800     Halliburton Company                            3,009,900
                                                               44,600     Schlumberger Limited                           2,868,672
                                                                                                                     ---------------
                                                                                                                         5,878,572
                          ----------------------------------------------------------------------------------------------------------
                          Food & Staples Retailing--0.5%       34,200     Wal-Mart Stores, Inc.                          1,812,942
                          ----------------------------------------------------------------------------------------------------------
                          Gas Utilities--0.9%                  57,300     AGL Resources Inc.                             1,693,215
                                                               42,100     KeySpan Corporation                            1,515,179
                                                                                                                     ---------------
                                                                                                                         3,208,394
                          ----------------------------------------------------------------------------------------------------------
                          Household Products--4.1%             80,600     The Clorox Company                             4,011,462
                                                               66,900     Kimberly-Clark Corporation                     4,286,283
                                                              121,000     The Procter & Gamble Company                   6,310,150
                                                                                                                     ---------------
                                                                                                                        14,607,895
                          ----------------------------------------------------------------------------------------------------------
                          Industrial Conglomerates--3.5%       39,300     3M Co.                                         3,236,748
                                                              277,800     General Electric Company                       9,236,850
                                                                                                                     ---------------
                                                                                                                        12,473,598
                          ----------------------------------------------------------------------------------------------------------
                          Insurance--5.0%                      54,667     American International Group, Inc.             3,862,223
                                                               93,700     Lincoln National Corporation                   4,094,690
                                                               58,600     Marsh & McLennan Companies, Inc.               2,600,668
                                                              193,294     The St. Paul Companies, Inc.                   7,165,409
                                                                                                                     ---------------
                                                                                                                        17,722,990
                          ----------------------------------------------------------------------------------------------------------
                          Machinery--2.3%                      49,100     Caterpillar Inc.                               3,608,359
                                                               72,600     Deere & Company                                4,560,006
                                                                                                                     ---------------
                                                                                                                         8,168,365
                          ----------------------------------------------------------------------------------------------------------
                          Media--0.9%                          44,300     The McGraw-Hill Companies, Inc.                3,325,158
                          ----------------------------------------------------------------------------------------------------------
                          Metals & Mining--2.6%               102,400     CONSOL Energy Inc.                             3,670,016
                                                               34,200     Newmont Mining Corporation                     1,384,074
                                                               71,400     Peabody Energy Corporation                     4,011,252
                                                                                                                     ---------------
                                                                                                                         9,065,342
                          ----------------------------------------------------------------------------------------------------------
                          Multi-Utilities & Unregulated        80,500     Dominion Resources, Inc.                       5,108,530
                          Power--2.1%                          59,400     Public Service Enterprise Group
                                                                          Incorporated                                   2,316,600
                                                                                                                     ---------------
                                                                                                                         7,425,130
                          ----------------------------------------------------------------------------------------------------------


12         MERRILL LYNCH EQUITY DIVIDEND FUND      JULY 31, 2004

North America                                                                                                             Value
(concluded)               Industry*                       Shares Held     Common Stocks                            (in U.S. dollars)
====================================================================================================================================
United States             Oil & Gas--8.4%                      40,444     ChevronTexaco Corporation                  $   3,868,469
(concluded)                                                    81,900     ConocoPhillips                                 6,451,263
                                                               44,500     Devon Energy Corporation                       3,092,305
                                                              202,300     Exxon Mobil Corporation                        9,366,490
                                                               56,000     Marathon Oil Corporation                       2,109,520
                                                               65,600     Murphy Oil Corporation                         5,073,504
                                                                                                                     ---------------
                                                                                                                        29,961,551
                          ----------------------------------------------------------------------------------------------------------
                          Paper & Forest Products--2.7%       117,000     International Paper Company                    5,057,910
                                                               75,500     Weyerhaeuser Company                           4,681,000
                                                                                                                     ---------------
                                                                                                                         9,738,910
                          ----------------------------------------------------------------------------------------------------------
                          Personal Products--1.4%             118,600     Avon Products, Inc.                            5,100,986
                          ----------------------------------------------------------------------------------------------------------
                          Pharmaceuticals--2.4%                57,800     Abbott Laboratories                            2,274,430
                                                               58,700     Bristol-Myers Squibb Company                   1,344,230
                                                               28,400     Johnson & Johnson                              1,569,668
                                                               29,300     Merck & Co., Inc.                              1,328,755
                                                               54,700     Wyeth                                          1,936,380
                                                                                                                     ---------------
                                                                                                                         8,453,463
                          ----------------------------------------------------------------------------------------------------------
                          Real Estate--1.5%                    36,500     Kimco Realty Corporation                       1,755,650
                                                               33,700     Simon Property Group, Inc.                     1,739,257
                                                               77,500     Taubman Centers, Inc.                          1,790,250
                                                                                                                     ---------------
                                                                                                                         5,285,157
                          ----------------------------------------------------------------------------------------------------------
                          Specialty Retail--0.4%               75,500     Limited Brands, Inc.                           1,543,220
                          ----------------------------------------------------------------------------------------------------------
                          Thrifts & Mortgage Finance--1.2%     25,000     Fannie Mae                                     1,774,000
                                                               39,500     Freddie Mac                                    2,540,245
                                                                                                                     ---------------
                                                                                                                         4,314,245
                          ----------------------------------------------------------------------------------------------------------
                                                                          Total Common Stocks in the United States     262,557,450
                          ==========================================================================================================
                                                                          Total Common Stocks in North
                                                                          America--80.4%                               285,319,025
                          ==========================================================================================================

Pacific Basin/Asia
====================================================================================================================================
Australia--5.3%           Metals & Mining--5.3%               707,100     Alumina Limited                                2,569,996
                                                              446,100     BHP Billiton Limited                           4,117,484
                                                            1,249,300     BlueScope Steel Limited                        6,474,149
                                                              145,970     Rio Tinto Limited                              3,873,223
                                                              508,900     WMC Resources Limited                          1,853,190
                                                                                                                     ---------------
                                                                                                                        18,888,042
                          ----------------------------------------------------------------------------------------------------------
                                                                          Total Common Stocks in Australia              18,888,042
====================================================================================================================================
China--0.6%               Metals & Mining--0.6%                38,480     Aluminum Corporation of China
                                                                          Limited (ADR) (a)                              2,008,656
                          ----------------------------------------------------------------------------------------------------------
                                                                          Total Common Stocks in China                   2,008,656
                          ==========================================================================================================
                                                                          Total Common Stocks in the Pacific
                                                                          Basin/Asia--5.9%                              20,896,698
                          ==========================================================================================================
                                                                          Total Common Stocks
                                                                          (Cost--$251,450,722)--92.2%                  326,982,078
                          ==========================================================================================================


           MERRILL LYNCH EQUITY DIVIDEND FUND      JULY 31, 2004              13

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (concluded)

                                                                                                                         Value
North America             Industry*                       Face Amount     Trust Preferred                          (in U.S. dollars)
====================================================================================================================================
United States--0.6%       Automobiles--0.6%               $ 2,000,000     Ford Capital Trust II (Preferred), 6.50%
                                                                          due 1/15/2032                              $   2,118,630
                          ----------------------------------------------------------------------------------------------------------
                                                                          Total Trust Preferred
                                                                          (Cost--$2,000,000)--0.6%                       2,118,630
                          ==========================================================================================================

                                                           Beneficial
                                                             Interest     Short-Term Securities
                          ==========================================================================================================
                                                          $24,173,098     Merrill Lynch Liquidity Series, LLC Cash
                                                                          Sweep Series I **                             24,173,098
                          ----------------------------------------------------------------------------------------------------------
                                                                          Total Short-Term Securities
                                                                          (Cost--$24,173,098)--6.8%                     24,173,098
                          ==========================================================================================================
                          Total Investments (Cost--$277,623,820+)--99.6%                                               353,273,806

                          Other Assets Less Liabilities--0.4%                                                            1,581,702
                                                                                                                     -------------
                          Net Assets--100.0%                                                                         $ 354,855,508
                                                                                                                     =============

(a)   American Depositary Receipts (ADR).
+ The cost and unrealized appreciation/depreciation of investments as of July 31, 2004, as computed for federal income tax purposes were as follows:

      --------------------------------------------------------------------------
      Aggregate cost ..............................               $ 277,623,827
                                                                  =============
      Gross unrealized appreciation ...............                  81,304,785
      Gross unrealized depreciation ...............                  (5,654,806)
                                                                  -------------
      Net unrealized appreciation .................               $  75,649,979
                                                                  =============

* For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.
** Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2 (a)(3) of the Investment Company Act of 1940) were as follows:

      --------------------------------------------------------------------------
                                                                       Interest/
                                                            Net        Dividend
      Affiliate                                          Activity       Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                             $(18,925,809)   $342,756

      Merrill Lynch Liquidity Series, LLC
       Money Market Series                             $(16,144,740)   $ 12,868

      Merrill Lynch Premier Institutional Fund          (10,763,160)   $  6,210
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


14         MERRILL LYNCH EQUITY DIVIDEND FUND      JULY 31, 2004

Statement of Assets and Liabilities

As of July 31, 2004
=============================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value (identified
                        cost--$253,450,722) ..............................................                      $ 329,100,708
                       Investments in affiliated securities, at value (identified
                        cost--$24,173,098) ...............................................                         24,173,098
                       Cash ..............................................................                            329,535
                       Receivables:
                          Securities sold ................................................    $  14,308,703
                          Beneficial interest sold .......................................          649,009
                          Dividends ......................................................          573,357
                          Interest (including $27,169 from affiliates) ...................           38,539        15,569,608
                                                                                              -------------
                       Prepaid expenses and other assets .................................                             47,078
                                                                                                                -------------
                       Total assets ......................................................                        369,220,027
                                                                                                                -------------
=============================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------
                       Payables:
                          Securities purchased ...........................................       13,575,045
                          Beneficial interest redeemed ...................................          312,754
                          Investment adviser .............................................          204,092
                          Distributor ....................................................          113,366
                          Other affiliates ...............................................          105,428        14,310,685
                                                                                              -------------
                       Accrued expenses ..................................................                             53,834
                                                                                                                -------------
                       Total liabilities .................................................                         14,364,519
                                                                                                                -------------
=============================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                       Net assets ........................................................                      $ 354,855,508
                                                                                                                =============
=============================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------
                       Class A Shares of beneficial interest, $.10 par value, unlimited
                        number of shares authorized ......................................                      $   1,001,726
                       Class B Shares of beneficial interest, $.10 par value, unlimited
                        number of shares authorized ......................................                            488,118
                       Class C Shares of beneficial interest, $.10 par value, unlimited
                        number of shares authorized ......................................                            343,414
                       Class I Shares of beneficial interest, $.10 par value, unlimited
                        number of shares authorized ......................................                            939,460
                       Class R Shares of beneficial interest, $.10 par value, unlimited
                        number of shares authorized ......................................                              5,755
                       Paid-in capital in excess of par ..................................                        282,305,149
                       Undistributed investment income--net ..............................    $     179,889
                       Accumulated realized capital losses on investments and foreign
                        currency transactions--net .......................................       (6,057,989)
                       Unrealized appreciation on investments--net .......................       75,649,986
                                                                                              -------------
                       Total accumulated earnings--net ...................................                         69,771,886
                                                                                                                -------------
                       Net Assets ........................................................                      $ 354,855,508
                                                                                                                =============
=============================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------
                       Class A--Based on net assets of $128,068,055 and 10,017,259
                        shares of beneficial interest outstanding ........................                      $       12.78
                                                                                                                =============
                       Class B--Based on net assets of $62,608,233 and 4,881,184
                        shares of beneficial interest outstanding ........................                      $       12.83
                                                                                                                =============
                       Class C--Based on net assets of $43,287,084 and 3,434,135
                        shares of beneficial interest outstanding ........................                      $       12.60
                                                                                                                =============
                       Class I--Based on net assets of $120,151,216 and 9,394,603
                        shares of beneficial interest outstanding ........................                      $       12.79
                                                                                                                =============
                       Class R--Based on net assets of $740,920 and 57,553 shares of
                        beneficial interest outstanding ..................................                      $       12.87
                                                                                                                =============

      See Notes to Financial Statements.


           MERRILL LYNCH EQUITY DIVIDEND FUND      JULY 31, 2004              15

[LOGO] Merrill Lynch Investment Managers

Statement of Operations

For the Year Ended July 31, 2004
=============================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------
                       Dividends (net of $159,302 foreign withholding tax) ...............                      $   7,593,142
                       Interest (including $342,756 from affiliates) .....................                            471,688
                       Securities lending--net ...........................................                             19,078
                                                                                                                -------------
                       Total income ......................................................                          8,083,908
                                                                                                                -------------
=============================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ..........................................    $   1,992,603
                       Account maintenance and distribution fees--Class B ................          605,285
                       Account maintenance and distribution fees--Class C ................          376,586
                       Account maintenance fees--Class A .................................          301,266
                       Transfer agent fees--Class A ......................................          214,951
                       Transfer agent fees--Class I ......................................          201,386
                       Accounting services ...............................................          155,916
                       Transfer agent fees--Class B ......................................          119,920
                       Transfer agent fees--Class C ......................................           75,721
                       Registration fees .................................................           72,550
                       Professional fees .................................................           71,257
                       Printing and shareholder reports ..................................           57,241
                       Trustees' fees and expenses .......................................           46,915
                       Custodian fees ....................................................           28,322
                       Pricing fees ......................................................            7,580
                       Account maintenance and distribution fees--Class R ................            1,751
                       Transfer agent fees--Class R ......................................              774
                       Other .............................................................           39,302
                                                                                              -------------
                       Total expenses ....................................................                          4,369,326
                                                                                                                -------------
                       Investment income--net ............................................                          3,714,582
                                                                                                                -------------
=============================================================================================================================
Realized & Unrealized Gain (Loss) on Investments & Foreign Currency Transactions--Net
-----------------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) from:
                          Investments--net ...............................................        2,465,656
                          Foreign currency transactions--net .............................          (21,822)        2,443,834
                                                                                              -------------
                       Change in unrealized appreciation/depreciation from:
                          Investments--net ...............................................       47,610,654
                          Foreign currency transactions--net .............................            1,121        47,611,775
                                                                                              -------------------------------
                       Total realized and unrealized gain on investments and foreign
                        currency transactions--net .......................................                         50,055,609
                                                                                                                -------------
                       Net Increase in Net Assets Resulting from Operations ..............                      $  53,770,191
                                                                                                                =============

      See Notes to Financial Statements.


16         MERRILL LYNCH EQUITY DIVIDEND FUND      JULY 31, 2004

Statements of Changes in Net Assets

                                                                                                     For the Year Ended
                                                                                                          July 31,
                                                                                              -------------------------------
Increase (Decrease) in Net Assets:                                                                 2004              2003
=============================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ............................................    $   3,714,582     $   3,200,200
                       Realized gain (loss) on investments and foreign currency
                        transactions--net ................................................        2,443,834        (4,709,315)
                       Change in unrealized appreciation/depreciation on investments and
                        foreign currency transactions--net ...............................       47,611,775        18,263,704
                                                                                              -------------------------------
                       Net increase in net assets resulting from operations ..............       53,770,191        16,754,589
                                                                                              -------------------------------
=============================================================================================================================
Dividends to Shareholders
-----------------------------------------------------------------------------------------------------------------------------
                       Investment income--net:
                          Class A ........................................................       (1,518,515)       (1,188,025)
                          Class B ........................................................         (289,895)         (272,909)
                          Class C ........................................................         (203,870)         (160,088)
                          Class I ........................................................       (1,735,246)       (1,366,969)
                          Class R ........................................................           (5,023)               --
                                                                                              -------------------------------
                       Net decrease in net assets resulting from dividends to shareholders       (3,752,549)       (2,987,991)
                                                                                              -------------------------------
=============================================================================================================================
Beneficial Interest Transactions
-----------------------------------------------------------------------------------------------------------------------------
                       Net increase in net assets derived from beneficial interest
                        transactions .....................................................       20,238,397        67,412,613
                                                                                              -------------------------------
=============================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets ......................................       70,256,039        81,179,211
                       Beginning of year .................................................      284,599,469       203,420,258
                                                                                              -------------------------------
                       End of year* ......................................................    $ 354,855,508     $ 284,599,469
                                                                                              ===============================
                          * Undistributed investment income--net .........................    $     179,889     $     239,678
                                                                                              ===============================

      See Notes to Financial Statements.


           MERRILL LYNCH EQUITY DIVIDEND FUND      JULY 31, 2004              17

[LOGO] Merrill Lynch Investment Managers

Financial Highlights

                                                                                             Class A
The following per share data and ratios have been derived       -----------------------------------------------------------------
from information provided in the financial statements.                              For the Year Ended July 31,
                                                                -----------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                           2004           2003+         2002+         2001+         2000+
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year ...   $  10.94       $  10.49      $  12.29      $  12.70      $  14.27
                                                                -----------------------------------------------------------------
                       Investment income--net** .............        .15            .15           .14           .16           .28
                       Realized and unrealized gain (loss) on
                        investments and foreign currency
                        transactions--net ...................       1.84            .44         (1.30)         1.07          (.95)
                                                                -----------------------------------------------------------------
                       Total from investment operations .....       1.99            .59         (1.16)         1.23          (.67)
                                                                -----------------------------------------------------------------
                       Less dividends and distributions:
                          Investment income--net ............       (.15)          (.14)         (.13)         (.18)         (.28)
                          Realized gain on investments--net .         --             --          (.51)        (1.46)         (.62)
                                                                -----------------------------------------------------------------
                       Total dividends and distributions ....       (.15)          (.14)         (.64)        (1.64)         (.90)
                                                                -----------------------------------------------------------------
                       Net asset value, end of year .........   $  12.78       $  10.94      $  10.49      $  12.29      $  12.70
                                                                =================================================================
=================================================================================================================================
Total Investment Return*
---------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ...      18.28%          5.72%        (9.77%)       10.12%        (4.68%)
                                                                =================================================================
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
                       Expenses .............................       1.17%          1.20%         1.20%         1.33%         1.20%
                                                                =================================================================
                       Investment income--net ...............       1.26%          1.46%         1.18%         1.30%         2.10%
                                                                =================================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in thousands)   $128,068       $ 98,558      $ 82,956      $ 97,609      $ 97,517
                                                                =================================================================
                       Portfolio turnover ...................       7.66%         11.72%        25.82%        61.08%        32.33%
                                                                =================================================================

*     Total investment returns exclude the effect of sales charges.
**    Based on average shares outstanding.
+     Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

      See Notes to Financial Statements.


18         MERRILL LYNCH EQUITY DIVIDEND FUND      JULY 31, 2004

                                                                                             Class B
The following per share data and ratios have been derived       -----------------------------------------------------------------
from information provided in the financial statements.                             For the Year Ended July 31,
                                                                -----------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                           2004           2003          2002          2001          2000
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year ...   $  10.97       $  10.53      $  12.33      $  12.73      $  14.29
                                                                -----------------------------------------------------------------
                       Investment income--net** .............        .06            .07           .05           .07           .18
                       Realized and unrealized gain (loss) on
                        investments and foreign currency
                        transactions--net ...................       1.86            .43         (1.30)         1.07          (.94)
                                                                -----------------------------------------------------------------
                       Total from investment operations .....       1.92            .50         (1.25)         1.14          (.76)
                                                                -----------------------------------------------------------------
                       Less dividends and distributions:
                          Investment income--net ............       (.06)          (.06)         (.04)         (.08)         (.18)
                          Realized gain on investments--net .         --             --          (.51)        (1.46)         (.62)
                                                                -----------------------------------------------------------------
                       Total dividends and distributions ....       (.06)          (.06)         (.55)        (1.54)         (.80)
                                                                -----------------------------------------------------------------
                       Net asset value, end of year .........   $  12.83       $  10.97      $  10.53      $  12.33      $  12.73
                                                                =================================================================
=================================================================================================================================
Total Investment Return*
---------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ...      17.52%          4.79%       (10.45%)        9.32%        (5.39%)
                                                                =================================================================
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
                       Expenses .............................       1.94%          1.98%         1.98%         2.11%         1.97%
                                                                =================================================================
                       Investment income--net ...............        .49%           .69%          .40%          .52%         1.35%
                                                                =================================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in thousands)   $ 62,608       $ 53,429      $ 44,371      $ 49,383      $ 43,289
                                                                =================================================================
                       Portfolio turnover ...................       7.66%         11.72%        25.82%        61.08%        32.33%
                                                                =================================================================

*     Total investment returns exclude the effect of sales charges.
**    Based on average shares outstanding.

      See Notes to Financial Statements.


           MERRILL LYNCH EQUITY DIVIDEND FUND      JULY 31, 2004              19

[LOGO] Merrill Lynch Investment Managers

                                                                                             Class C
The following per share data and ratios have been derived       -----------------------------------------------------------------
from information provided in the financial statements.                              For the Year Ended July 31,
                                                                -----------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                           2004           2003          2002          2001          2000
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year ...   $  10.79       $  10.35      $  12.15      $  12.58      $  14.14
                                                                -----------------------------------------------------------------
                       Investment income--net** .............        .06            .07           .04           .05           .17
                       Realized and unrealized gain (loss) on
                        investments and foreign currency
                        transactions--net ...................       1.81            .43         (1.27)         1.14          (.93)
                                                                -----------------------------------------------------------------
                       Total from investment operations .....       1.87            .50         (1.23)         1.19          (.76)
                                                                -----------------------------------------------------------------
                       Less dividends and distributions:
                          Investment income--net ............       (.06)          (.06)         (.06)         (.16)         (.18)
                          Realized gain on investments--net .         --             --          (.51)        (1.46)         (.62)
                                                                -----------------------------------------------------------------
                       Total dividends and distributions ....       (.06)          (.06)         (.57)        (1.62)         (.80)
                                                                -----------------------------------------------------------------
                       Net asset value, end of year .........   $  12.60       $  10.79      $  10.35      $  12.15      $  12.58
                                                                =================================================================
=================================================================================================================================
Total Investment Return*
---------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ...      17.40%          4.89%       (10.50%)        9.31%        (5.39%)
                                                                =================================================================
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
                       Expenses .............................       1.94%          1.98%         1.97%         2.12%         1.98%
                                                                =================================================================
                       Investment income--net ...............        .48%           .69%          .38%          .44%         1.33%
                                                                =================================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in thousands)   $ 43,287       $ 29,947      $ 24,748      $ 12,961      $  4,294
                                                                =================================================================
                       Portfolio turnover ...................       7.66%         11.72%        25.82%        61.08%        32.33%
                                                                =================================================================

*     Total investment returns exclude the effect of sales charges.
**    Based on average shares outstanding.

      See Notes to Financial Statements.


20         MERRILL LYNCH EQUITY DIVIDEND FUND      JULY 31, 2004

                                                                                             Class I
The following per share data and ratios have been derived       -----------------------------------------------------------------
from information provided in the financial statements.                             For the Year Ended July 31,
                                                                -----------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                           2004           2003+         2002+         2001+         2000+
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year ...   $  10.94       $  10.49      $  12.30      $  12.70      $  14.27
                                                                -----------------------------------------------------------------
                       Investment income--net** .............        .18            .18           .16           .18           .31
                       Realized and unrealized gain (loss) on
                        investments and foreign currency
                        transactions--net ...................       1.85            .43         (1.30)         1.09          (.94)
                                                                -----------------------------------------------------------------
                       Total from investment operations .....       2.03            .61         (1.14)         1.27          (.63)
                                                                -----------------------------------------------------------------
                       Less dividends and distributions:
                          Investment income--net ............       (.18)          (.16)         (.16)         (.21)         (.32)
                          Realized gain on investments--net .         --             --          (.51)        (1.46)         (.62)
                                                                -----------------------------------------------------------------
                       Total dividends and distributions ....       (.18)          (.16)         (.67)        (1.67)         (.94)
                                                                -----------------------------------------------------------------
                       Net asset value, end of year .........   $  12.79       $  10.94      $  10.49      $  12.30      $  12.70
                                                                =================================================================
=================================================================================================================================
Total Investment Return*
---------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ...      18.66%          5.98%        (9.61%)       10.48%        (4.44%)
                                                                =================================================================
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
                       Expenses .............................        .92%           .95%          .95%         1.10%          .95%
                                                                =================================================================
                       Investment income--net ...............       1.51%          1.72%         1.42%         1.47%         2.35%
                                                                =================================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in thousands)   $120,151       $102,651      $ 51,345      $ 45,085      $ 19,114
                                                                =================================================================
                       Portfolio turnover ...................       7.66%         11.72%        25.82%        61.08%        32.33%
                                                                =================================================================

*     Total investment returns exclude the effect of sales charges.
**    Based on average shares outstanding.
+     Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

      See Notes to Financial Statements.


           MERRILL LYNCH EQUITY DIVIDEND FUND      JULY 31, 2004              21

[LOGO] Merrill Lynch Investment Managers

Financial Highlights (concluded)

                                                                                                        Class R
                                                                                            -------------------------------
The following per share data and ratios have been derived                                    For the       For the Period
from information provided in the financial statements.                                      Year Ended    January 3, 2003@@
                                                                                             July 31,        to July 31,
Increase (Decrease) in Net Asset Value:                                                        2004              2003
===========================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ...........................      $  11.02          $  10.38
                                                                                             ------------------------------
                       Investment income--net** .......................................           .07               .04
                       Realized and unrealized gain on investments and foreign currency
                        transactions--net .............................................          1.91               .60
                                                                                             ------------------------------
                       Total from investment operations ...............................          1.98               .64
                                                                                             ------------------------------
                       Less dividends from investment income--net .....................          (.13)               --
                                                                                             ------------------------------
                       Net asset value, end of period .................................      $  12.87          $  11.02
                                                                                             ==============================
===========================================================================================================================
Total Investment Return+
---------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .............................         18.19%             7.01%@
                                                                                             ==============================
===========================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------
                       Expenses .......................................................          1.33%             1.45%*
                                                                                             ==============================
                       Investment income--net .........................................          1.05%             1.10%*
                                                                                             ==============================
===========================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands) .......................      $    741          $     14
                                                                                             ==============================
                       Portfolio turnover .............................................          7.66%            11.72%
                                                                                             ==============================

*     Annualized.
**    Based on average shares outstanding.
+     Total investment returns exclude the effect of sales charges.
@     Aggregate total investment return.
@@    Commencement of operations.

      See Notes to Financial Statements.


22         MERRILL LYNCH EQUITY DIVIDEND FUND      JULY 31, 2004

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch Equity Dividend Fund (the "Fund") (formerly Merrill Lynch Equity Income Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Trustees.


           MERRILL LYNCH EQUITY DIVIDEND FUND      JULY 31, 2004              23

[LOGO] Merrill Lynch Investment Managers

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

o Forward foreign exchange contracts -- The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Options -- The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.


24         MERRILL LYNCH EQUITY DIVIDEND FUND      JULY 31, 2004

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Reclassification -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $21,822 has been reclassified between undistributed net investment income and accumulated net realized capital losses on investments as a result of permanent differences attributable to foreign currency transactions. This reclassification has no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of ..60%, on an annual basis, of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                   Account          Distribution
                                                Maintenance Fee         Fee
--------------------------------------------------------------------------------
Class A ................................             .25%               --
Class B ................................             .25%              .75%
Class C ................................             .25%              .75%
Class R ................................             .25%              .25%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S


           MERRILL LYNCH EQUITY DIVIDEND FUND      JULY 31, 2004              25

[LOGO] Merrill Lynch Investment Managers for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the year ended July 31, 2004, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                     FAMD                 MLPF&S
--------------------------------------------------------------------------------
Class A ............................               $ 6,365               $78,776
Class I ............................               $   760               $ 6,505
--------------------------------------------------------------------------------

For the year ended July 31, 2004, MLPF&S received contingent deferred sales charges of $77,873 and $7,311 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $6,160 relating to transactions subject to front-end sales charge waivers in Class A Shares.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended July 31, 2004, MLIM, LLC received $8,398 in securities lending agent fees.

In addition, MLPF&S received $10,685 in commissions on the execution of portfolio security transactions for the Fund for the year ended July 31, 2004.

For the year ended July 31, 2004, the Fund reimbursed MLIM $6,778 for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or trustees of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2004 were $60,841,537 and $22,743,666, respectively.

4. Beneficial Interest Transactions:

Net increase in net assets derived from beneficial interest transactions was $20,238,397 and $67,412,613 for the years ended July 31, 2004 and July 31, 2003, respectively.

Transactions in shares of beneficial interest for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 2004                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................         2,309,310       $ 27,551,558
Automatic conversion of shares ...........           372,752          4,597,947
Shares issued to shareholders in
   reinvestment of dividends .............           108,473          1,326,531
                                                 ------------------------------
Total issued .............................         2,790,535         33,476,036
Shares redeemed ..........................        (1,786,155)       (21,939,974)
                                                 ------------------------------
Net increase .............................         1,004,380       $ 11,536,062
                                                 ==============================

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 2003                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................         2,604,198       $ 26,767,092
Automatic conversion of shares ...........           186,611          1,909,059
Shares issued to shareholders in
   reinvestment of dividends .............            76,599            790,520
                                                 ------------------------------
Total issued .............................         2,867,408         29,466,671
Shares redeemed ..........................        (1,762,395)       (18,017,142)
                                                 ------------------------------
Net increase .............................         1,105,013       $ 11,449,529
                                                 ==============================

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 2004                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................         1,236,378       $ 15,031,812
Shares issued to shareholders in
   reinvestment of dividends .............            19,415            237,370
                                                 ------------------------------
Total issued .............................         1,255,793         15,269,182
Automatic conversion of shares ...........          (371,728)        (4,597,947)
Shares redeemed ..........................          (872,746)       (10,711,000)
                                                 ------------------------------
Net increase (decrease) ..................            11,319       $    (39,765)
                                                 ==============================

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 2003                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................         1,922,160       $ 19,844,936
Shares issued to shareholders in
   reinvestment of dividends .............            16,852            175,399
                                                 ------------------------------
Total issued .............................         1,939,012         20,020,335
Automatic conversion of shares ...........          (186,074)        (1,909,059)
Shares redeemed ..........................        (1,098,859)       (11,272,095)
                                                 ------------------------------
Net increase .............................           654,079       $  6,839,181
                                                 ==============================


26         MERRILL LYNCH EQUITY DIVIDEND FUND      JULY 31, 2004

Notes to Financial Statements (concluded)

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 2004                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................         1,164,763       $ 14,014,782
Shares issued to shareholders in
   reinvestment of dividends .............            14,089            170,050
                                                 ------------------------------
Total issued .............................         1,178,852         14,184,832
Shares redeemed ..........................          (520,672)        (6,263,649)
                                                 ------------------------------
Net increase .............................           658,180       $  7,921,183
                                                 ==============================

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 2003                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           915,266       $  9,337,820
Shares issued to shareholders in
   reinvestment of dividends .............            13,425            136,284
                                                 ------------------------------
Total issued .............................           928,691          9,474,104
Shares redeemed ..........................          (543,470)        (5,513,113)
                                                 ------------------------------
Net increase .............................           385,221       $  3,960,991
                                                 ==============================

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended July 31, 2004                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................         3,518,825       $ 43,204,582
Shares issued to shareholders in
   reinvestment of dividends .............            56,067            690,867
                                                 ------------------------------
Total issued .............................         3,574,892         43,895,449
Shares redeemed ..........................        (3,564,394)       (43,760,785)
                                                 ------------------------------
Net increase .............................            10,498       $    134,664
                                                 ==============================

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended July 31, 2003                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................         6,329,058       $ 64,155,819
Shares issued to shareholders in
   reinvestment of dividends .............            31,379            324,147
                                                 ------------------------------
Total issued .............................         6,360,437         64,479,966
Shares redeemed ..........................        (1,869,257)       (19,331,053)
                                                 ------------------------------
Net increase .............................         4,491,180       $ 45,148,913
                                                 ==============================

-------------------------------------------------------------------------------
Class R Shares for the Year                                            Dollar
Ended July 31, 2004                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................            65,067       $    796,684
Shares issued to shareholders in
   reinvestment of dividends .............               398              5,023
                                                 ------------------------------
Total issued .............................            65,465            801,707
Shares redeemed ..........................            (9,180)          (115,454)
                                                 ------------------------------
Net increase .............................            56,285       $    686,253
                                                 ==============================

-------------------------------------------------------------------------------
Class R Shares for the Period
January 3, 2003+ to                                                    Dollar
July 31, 2003                                       Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................             1,268       $     13,999
                                                 ------------------------------
Net increase .............................             1,268       $     13,999
                                                 ==============================

+     Commencement of operations.

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended July 31, 2004.

6. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended July 31, 2004 and July 31, 2003 was as follows:

-------------------------------------------------------------------------------
                                                  7/31/2004          7/31/2003
-------------------------------------------------------------------------------
Distributions paid from:
   Ordinary income .......................      $  3,752,549       $  2,987,991
                                                -------------------------------
Total taxable distributions ..............      $  3,752,549       $  2,987,991
                                                ===============================

As of July 31, 2004, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed ordinary income--net ......................        $    179,889
Undistributed long-term capital gains--net ..............                  --
                                                                 ------------
Total undistributed earnings--net .......................             179,889
Capital loss carryforward ...............................          (6,057,982)*
Unrealized gains--net ...................................          75,649,979**
                                                                 ------------
Total accumulated earnings--net .........................        $ 69,771,886
                                                                 ============

* On July 31, 2004, the Fund had a net capital loss carryforward of $6,057,982, all of which expires in 2011. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.


           MERRILL LYNCH EQUITY DIVIDEND FUND      JULY 31, 2004              27

[LOGO] Merrill Lynch Investment Managers

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Merrill Lynch Equity Dividend Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Equity Dividend Fund (formerly Merrill Lynch Equity Income Fund) as of July 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Equity Dividend Fund as of July 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
September 17, 2004

Important Tax Information (unaudited)

The following information is provided with respect to the ordinary income distributions paid quarterly by Merrill Lynch Equity Dividend Fund during the taxable year ended July 31, 2004:

--------------------------------------------------------------------------------
Qualified Dividend Income for Individuals                                   100%
--------------------------------------------------------------------------------
Dividends Qualifying for the Dividends
   Received Deduction for Corporations                                      100%
--------------------------------------------------------------------------------

Please retain this information for your records.


28         MERRILL LYNCH EQUITY DIVIDEND FUND      JULY 31, 2004

Officers and Trustees (unaudited)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Interested Trustee
------------------------------------------------------------------------------------------------------------------------------------
Terry K.    P.O. Box 9011  President    1999 to  President of the Merrill Lynch Investment Managers,   125 Funds       None
Glenn*      Princeton, NJ  and          present  L.P. ("MLIM")/Fund Asset Management, L.P.             160 Portfolios
            08543-9011     Trustee      and      ("FAM")--Advised Funds since 1999; Chairman
            Age: 63                     1987 to  (Americas Region) of MLIM from 2000 to 2002;
                                        present  Executive Vice President of MLIM and FAM (which
                                                 terms as used herein include their corporate
                                                 predecessors) from 1983 to 2002; President of
                                                 FAM Distributors, Inc. ("FAMD") from 1986 to 2002
                                                 and Director thereof from 1991 to 2002; Executive
                                                 Vice President and Director of Princeton Services,
                                                 Inc. ("Princeton Services") from 1993 to 2002;
                                                 President of Princeton Administrators, L.P. from
                                                 1989 to 2002; Director of Financial Data Services,
                                                 Inc. since 1985.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his present and former positions with MLIM, FAM, FAMD, Princeton Services and Princeton
              Administrators, L.P. The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Trustees.

====================================================================================================================================
Independent Trustees*
------------------------------------------------------------------------------------------------------------------------------------
Ronald W.   P.O. Box 9095  Trustee      1988 to  Professor Emeritus of Finance, School of Business,    49 Funds        None
Forbes      Princeton, NJ               present  State University of New York at Albany since 2000     49 Portfolios
            08543-9095                           and Professor thereof from 1989 to 2000;
            Age: 63                              International Consultant, Urban Institute,
                                                 Washington, D.C. from 1995 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Cynthia A.  P.O. Box 9095  Trustee      1994 to  Professor, Harvard Business School since 1989;        49 Funds        Newell
Montgomery  Princeton, NJ               present  Associate Professor, J.L. Kellogg Graduate School     49 Portfolios   Rubbermaid,
            08543-9095                           of Management, Northwestern University from                           Inc.
            Age: 52                              1985 to 1989; Associate Professor, Graduate
                                                 School of Business Administration, University
                                                 of Michigan from 1979 to 1985.
------------------------------------------------------------------------------------------------------------------------------------
Kevin A.    P.O. Box 9095  Trustee      1992 to  Founder and currently Director Emeritus of the        49 Funds        None
Ryan        Princeton, NJ               present  Boston University Center for the Advancement of       49 Portfolios
            08543-9095                           Ethics and Character and Director thereof from
            Age: 71                              1989 to 1999; Professor from 1982 to 1999 and
                                                 currently Professor Emeritus of Education of Boston
                                                 University; formerly taught on the faculties of The
                                                 University of Chicago, Stanford University and Ohio
                                                 State University.
------------------------------------------------------------------------------------------------------------------------------------
Roscoe S.   P.O. Box 9095  Trustee      2000 to  President, Middle East Institute from 1995 to May,    49 Funds        None
Suddarth    Princeton, NJ               present  2001; Foreign Service Officer, United States Foreign  49 Portfolios
            08543-9095                           Service from 1961 to 1995; Career Minister thereof
            Age: 68                              from 1989 to 1995; Deputy Inspector General, U.S.
                                                 Department of State, from 1991 to 1994; U.S.
                                                 Ambassador to the Hashemite Kingdom of Jordan,
                                                 from 1987 to 1990.
------------------------------------------------------------------------------------------------------------------------------------


           MERRILL LYNCH EQUITY DIVIDEND FUND      JULY 31, 2004              29

[LOGO] Merrill Lynch Investment Managers

Officers and Trustees (unaudited) (concluded)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Independent Trustees* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Richard R.  P.O. Box 9095  Trustee      1988 to  Professor of Finance since 1984, Dean from            49 Funds        Bowne &
West        Princeton, NJ               present  1984 to 1993 and currently Dean Emeritus,             49 Portfolios   Co., Inc.;
            08543-9095                           Leonard N. Stern School of Business                                   Vornado
            Age: 66                              Administration, New York University from                              Realty Trust;
                                                 1994 to present; Professor of Finance                                 Vornado
                                                 thereof from 1982 to 1994.                                            Operating
                                                                                                                       Company;
                                                                                                                       Alexander's,
                                                                                                                       Inc.
------------------------------------------------------------------------------------------------------------------------------------
Edward D.   P.O. Box 9095  Trustee      2000 to  Self-employed financial consultant since 1994;        49 Funds        None
Zinbarg     Princeton, NJ               present  Executive Vice President of The Prudential            49 Portfolios
            08543-9095                           Insurance Company of America from 1988 to
            Age: 69                              1994; former Director of Prudential Reinsurance
                                                 Company and former Trustee of the Prudential
                                                 Foundation.
            ------------------------------------------------------------------------------------------------------------------------
            * The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999; Vice
            08543-9011     and          and      President of FAMD since 1999; Director of MLIM Taxation since 1990.
            Age: 44        Treasurer    1999 to
                                        present
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  Senior       1999 to  President of MLIM and member of the Executive Management Committee of ML & Co.,
Doll, Jr.   Princeton, NJ  Vice         present  Inc. since 2001; Global Chief Investment Officer and Senior Portfolio Manager of
            08543-9011     President             MLIM since 1999; Chief Investment Officer of Equities at Oppenheimer Funds, Inc.
            Age: 49                              from 1990 to 1999 and Chief Investment Officer thereof from 1998 to 1999; Executive
                                                 Vice President of Oppenheimer Funds, Inc. from 1991 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Robert M.   P.O. Box 9011  Vice         2002 to  Managing Director of MLIM since 2000; Director (Equities) of MLIM from 1997 to
Shearer     Princeton, NJ  President    present  2000.
            08543-9011
            Age: 49
------------------------------------------------------------------------------------------------------------------------------------
Phillip S.  P.O. Box 9011  Secretary    2003 to  First Vice President of MLIM since 2001; Director (Legal Advisory) of MLIM from
Gillespie   Princeton, NJ               present  2000 to 2001; Vice President of MLIM from 1999 to 2000 and Attorney associated with
            08543-9011                           MLIM since 1998.
            Age: 40
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund serve at the pleasure of the Board of Trustees.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-MER-FUND.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


30         MERRILL LYNCH EQUITY DIVIDEND FUND      JULY 31, 2004

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


           MERRILL LYNCH EQUITY DIVIDEND FUND      JULY 31, 2004              31

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch Equity Dividend Fund
Box 9011
Princeton, NJ
08543-9011

                                                                  #10561 -- 7/04

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -             Fiscal Year Ending July 31, 2004 - $27,000
                                      Fiscal Year Ending July 31, 2003 - $28,800

         (b) Audit-Related Fees -     Fiscal Year Ending July 31, 2004 - $0
                                      Fiscal Year Ending July 31, 2003 - $0

         (c) Tax Fees -               Fiscal Year Ending July 31, 2004 - $5,800
                                      Fiscal Year Ending July 31, 2003 - $5,400

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -         Fiscal Year Ending July 31, 2004 - $0
                                      Fiscal Year Ending July 31, 2003 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending July 31, 2004 - $15,735,706
             Fiscal Year Ending July 31, 2003 - $18,108,889

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        Merrill Lynch Equity Dividend Fund


        By: /s/ Terry K. Glenn
            --------------------------------
            Terry K. Glenn,
            President of
            Merrill Lynch Equity Dividend Fund

        Date: September 17, 2004

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            --------------------------------
            Terry K. Glenn,
            President of
            Merrill Lynch Equity Dividend Fund

        Date: September 17, 2004


        By: /s/ Donald C. Burke
            --------------------------------
            Donald C. Burke,
            Chief Financial Officer of
            Merrill Lynch Equity Dividend Fund

        Date: September 17, 2004